UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2025

Chain Bridge I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41047	98-1578955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8 The Green #17538 Dover, DE	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 656-4257

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CBRRF	OTC Markets Group OTCQB Tier

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed on July 23, 2024, Chain Bridge I, a Cayman Islands exempted company (the “Company”), Phytanix Bio, a Nevada corporation (the “Phytanix”), CB Holdings, Inc., a Nevada corporation (“HoldCo”), CB Merger Sub 1, a Cayman Islands exempted company (the “CBRG Merger Sub”), and CB Merger Sub 2, Inc., a Nevada corporation (the “CBRG Merger Sub”), entered into that certain Business Combination Agreement, dated as of July 22, 2024 (the “Business Combination Agreement”), pursuant to which, among other things, (i) the CBRG Merger Sub will merge with and into CBRG, with CBRG as the surviving company in such merger, (ii) the Company Merger Sub will merge with and into the Company, with the Company as the surviving company in such merger, and (iii) after giving effect to such mergers, CBRG and the Company will each be a wholly-owned Subsidiary of HoldCo.

The Company and Phytanix have mutually agreed to terminate the Business Combinaiton Agreement and, on April 7, 2025, the Company and Phyantix entered into a Termination Agreement, which immediately terminated the Business Combination Agreement (the “Termination Agreement”).

The foregoing description of the Termination Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text thereof, a copy of which is filed herewith as Exhibit 10.1.

Item 4.01. Change in Registrant’s Certifying Accountant.

On April 4, 2025, the Audit Committee of the Board of Directors of the Company agreed to terminate the Company’s engagement of Frank, Rimerman & Co. LLP (“Frank, Rimerman”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, effective immediately.

The report of Frank, Rimerman regarding the Company’s financial statements for the fiscal year ended December 31, 2023 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2023 and December 31, 2024 and the subsequent interim period through April 4, 2025, there were no: (1) disagreements with Frank, Rimerman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K except as set forth below.

As previously reported, on January 23, 2025, the Audit Committee, after discussion with management and Frank, Rimerman, concluded that the unaudited consolidated interim financial statements included in the Quarterly Report on Form 10-Q (the “Form 10-Q”) for the three and nine month periods ended September 30, 2024 (the “Non-Reliance Periods”), should no longer be relied on due to an error understating the liability of that certain promissory note, dated June 26, 2024, issued to the Company by Phytaix Bio (the “Bridge Financing Note”) by $200,000. As a result, the Bridge Financing Note and total general and administrative expenses were understated and net income was overstated. The impact of the error affects the unaudited condensed statements of operations, changes in shareholders’ deficit, and cash flows for the Non-Reliance Periods. The Company intends to restate the unaudited condensed interim financial statements for the Non-Reliance Periods (collectively the “Restatement”) in the Form 10-Q as soon as practicable.

In connection with the Restatement, management evaluated the Company’s internal control over financial reporting and determined that a material weakness existed as of September 30, 2024, related to the fact that the company did not design internal controls to identify and correct the errors discussed above. As a result, the Company’s management has concluded that the Company did not maintain effective internal controls over financial reporting related to the adequate review and reconciliation of its liabilities for the Non-Reliance Periods. To address this material weakness, management has devoted, and plans to continue to devote, significant effort and resources to the remediation and improvement of its internal controls over financial reporting.

The Company provided Frank, Rimerman with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Frank, Rimerman furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. The Company will file such letter by an amendment to this Form 8-K within two business days of receipt of the letter.

On April 4, 2025, the Audit Committee engaged RBSM, LLP (“RBSM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, effective immediately. The Company is working diligently with RBSM to file the Company’s Form 10-K for the fiscal year ended December 31, 2024 and the Restatement in the amended Form 10-Q as soon as practicable.

During the fiscal years ended December 31, 2023 and December 31, 2024 and the subsequent interim period preceding RBSM’s engagement, neither the Company nor anyone acting on the Company’s behalf consulted with RBSM in any capacity, nor consulted with any member of that firm, as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered as to the financial statements, nor was a written report or oral advice rendered that was an important factor considered by the Company or any of its employees in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Termination Agreement, dated as of April 7, 2025, between Chain Bridge I and Phytanix Bio.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2025

CHAIN BRIDGE I

By:	/s/ Andrew Cohen
Name:	Andrew Cohen
Title:	Chief Executive Officer

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